EX 99.1

The Beachbody Company, Inc. Announces Sale and Leaseback Agreement

Further Strengthening The Company’s Liquidity Position

EL SEGUNDO, Calif. --The Beachbody Company, Inc. (NYSE: BODi) (“BODi” or the “Company”), a leading subscription health and wellness company, today announced that it has sold its Van Nuys production facility which had a net carrying value of $4.8 million at December 31, 2023, for $6.2 million. Simultaneous with the sale, the Company entered into a five-year lease of the facility, with two options to extend the lease for a period of three years each.

The Company used the net proceeds received from the sale to make a partial prepayment on its Term Loan of $5.5 million. The amounts related to the sale of the facility and the partial prepayment will be recorded in the quarter ended March 31, 2024. The Company also entered into an amendment of its Term Loan with its lender which (1) reduced the minimum liquidity financial covenant from $19 million to $17 million through March 31, 2024, and (2) reduced the minimum liquidity financial covenant from $24 million to $22 million from April 1, 2024 through the maturity date of the Term Loan.

Carl Daikeler, Chief Executive Officer of Beachbody, commented “The sale and leaseback transaction demonstrates our commitment to improving our liquidity position as we execute on our turnaround. We are intent on evaluating options that will optimize our balance sheet going forward.”

About BODi and The Beachbody Company, Inc.

Originally known as Beachbody, BODi has been innovating structured step-by-step home fitness and nutrition programs for 25 years such as P90X, Insanity, and 21-Day Fix, plus the first premium superfood nutrition supplement, Shakeology. Since its inception in 1999 BODi has helped over 30 million customers pursue extraordinary life-changing results. The BODi community represents millions of people helping each other stay accountable to goals of healthy weight loss, improved strength and energy, and resilient mental and physical well-being. For more information, please visit TheBeachbodyCompany.com.

Safe Harbor Statement

This press release of The Beachbody Company, Inc. ("we," "us," "our," and similar terms) contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are statements other than statements of historical facts and statements in future tense. These statements include but are not limited to, statements regarding our future performance and potential cost savings opportunities, including expected financial results, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as "believe", "plans", "expect", "will", "should, " "could", "estimate", "anticipate" or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of our Securities and Exchange Commission (SEC) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 16, 2023 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

EX 99.1

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

Investor Relations
ICR, Inc.

IR@BODi.com